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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2002

                         BioMarin Pharmaceutical Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                         000-26727              68-0397820
(State or other jurisdiction of           (Commission           (IRS Employer
 incorporation or organization)           File Number)       Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, California              94949
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:               (415) 884-6700


                                 Not Applicable
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           (Former name or former address, if changed since last report)
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Item 5.  Other Events.

     On September 16, 2002, BioMarin Pharmaceutical Inc. (the "Registrant"), together with its joint venture partner Genzyme General, announced the U.S. Food and Drug Administration has accepted for review the Biologics License Application (BLA) filing for Aldurazyme, and has granted the application priority review status. The Registrant's press release issued on September 16, 2002 is attached hereto as Exhibit 99.1.

Item 7.       Financial Statements, Pro Forma Financial Statements and Exhibits.


     (a)      Financial Statements of Business Acquired.

              Not Applicable.

     (b)      Pro Forma Financial Information.

              Not Applicable.

     (c)      Exhibits.

              Exhibit 99.1 Press Release of the Registrant dated September 16, 2002.




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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BioMarin Pharmaceutical Inc.,
                                        a Delaware corporation


Date: September 16, 2002                By: /s/ Fredric D. Price
                                            --------------------
                                            Fredric D. Price
                                            Chairman and Chief Executive Officer



                              EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

Exhibit 99.1               Press Release of the Registrant dated September 16,
                           2002.